EXHIBIT 10.6

CONSENT AGREEMENT

(Extension of FSI Sale Deadline)

This CONSENT AGREEMENT (the "Agreement"), dated as of January 21, 2016, is entered into among INTERNATIONAL SHIPHOLDING CORPORATION, a Delaware corporation ("ISC"), ENTERPRISE SHIP COMPANY, INC., a Delaware corporation ("Enterprise"), SULPHUR CARRIERS, INC., a Delaware corporation ("Sulphur Carriers"), CG RAILWAY, INC., a Delaware corporation ("CG Railway"), CENTRAL GULF LINES, INC., a Delaware corporation ("Central Gulf"), WATERMAN STEAMSHIP CORPORATION, a New York corporation ("Waterman"), COASTAL CARRIERS, INC., a Delaware corporation ("Coastal"), N.W. JOHNSEN & CO., INC., a New York corporation ("NWJ"), LMS SHIPMANAGEMENT, INC., a Louisiana corporation ("LMS"), U.S. UNITED OCEAN SERVICES, LLC, a Florida limited liability company ("UOS"), MARY ANN HUDSON, LLC, a Delaware limited liability company ("MAH"), SHEILA MCDEVITT, LLC, a Delaware limited liability company ("SAM"), TOWER, LLC, an Alabama limited liability company ("Tower"), FRASCATI SHOPS, INC., an Alabama corporation ("Frascati"; ISC, Enterprise, Sulphur Carriers, CG Railway, Central Gulf, Waterman, Coastal, NWJ, LMS, UOS, MAH, SAM, Tower and Frascati, collectively, the "Borrowers"), the Lenders party hereto and REGIONS BANK, as administrative agent (in such capacity, "Administrative Agent") and collateral agent (in such capacity, "Collateral Agent"). All capitalized terms used herein and not otherwise defined herein shall have the meanings given to such terms in the Credit Agreement and in the Sixth Amendment (as such terms are defined below).

RECITALS

WHEREAS, the Borrowers, the Lenders and the Administrative Agent entered into that certain Credit Agreement dated as of September 24, 2013 (as amended or modified from time to time, the "Credit Agreement");

WHEREAS, the Borrowers, the Lenders and the Administrative Agent entered into that certain Waiver Agreement, Consent and Sixth Amendment to Credit Agreement dated as of November 13, 2015 (the "Sixth Amendment"), pursuant to which the Lenders provided their consent to certain Assets Sales comprising the Collateral and the Borrowers agreed to complete certain Asset Sales of Collateral upon specific terms;

WHEREAS, the Borrowers, the Lenders and the Administrative Agent entered into that certain Consent Agreement, dated as of December 23, 2015 (the "Consent Agreement"), pursuant to which the Lenders consented to the modification of the terms and conditions governing the Borrowers sales of certain Collateral;

WHEREAS, the Borrowers have requested that the Required Lenders consent to revising the terms and conditions upon the applicable Borrowers shall sell the assets, operations or equity interests of Frascati Shops, Inc. and Tower, LLC (collectively, "FSI");

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1. Modified Terms for Disposition of the Assets of FSI. With respect to the Required Lenders' consent to the sale by Frascati Shops, Inc. and Tower, LLC (collectively, "FSI") of all assets and properties of FSI set forth in section 3.5 of the Sixth Amendment, and the requirements for the disposition of the assets of FSI set forth in section 5.2(b) of the Sixth Amendment, in each case as modified by the Consent Agreement, the Borrowers and the Required Lenders agree to the following revised terms:

FSI shall complete the disposition of all of its assets and properties by no later than February 16, 2016 (or in the alternative, the Company shall complete the sale of 100% of its Equity Interests in FSI) for aggregate Net Cash Proceeds of at least $5,000,000, and all such Net Cash Proceeds shall be paid directly to the Collateral Agent to effect release of its Liens on the assets of FSI.

Sections 3.5(a) and (b) of the Sixth Amendment shall continue to apply with regard to the Required Lenders' consent to the disposition of such assets of FSI. All such Net Cash Proceeds from the disposition of such assets of FSI paid to the Collateral Agent shall be applied to prepay the Term Loan in accordance with Section 2.12(b)(ii) of the Credit Agreement.

Section 2.Limited Effect of Modifications. Except as expressly provided herein, the consents and modifications set forth herein shall not modify or affect the Loan Parties' obligations to comply fully with the other duties, terms, conditions and covenants contained in the Credit Agreement, the Sixth Amendment, the Consent Agreement, and the other Credit Documents, now or in the future. This Agreement is limited solely to the matters expressly provided herein, and nothing contained in this Agreement shall be deemed to constitute a consent, release or waiver of any other duty, term, condition or covenant contained in the Credit Agreement, the Sixth Amendment or any other Credit Document with respect to any matter or any other rights or remedies the Administrative Agent, the Collateral Agent or any Lender may have under the Credit Agreement, the Sixth Amendment, the Consent Agreement or any other Credit Documents or under applicable law.

Section 3.Effectiveness. This Agreement shall be effective upon the Administrative

Agent's receipt of counterparts of this Agreement duly executed by the Borrowers, the Required Lenders and the Administrative Agent.

Section 4.Other Lenders' Consents. By February 1, 2016, the Borrowers shall obtain (and provide copies to the Administrative Agent of) parallel written consents (the "Other Lenders' Consents") from each holder of the Other Designated Indebtedness for which the applicable governing documents require the sale of the assets of FSI for a specified amount by a date certain, such Other Lenders' Consents to be in form and substance satisfactory to the Administrative Agent. No such consent or any related agreement may contain or require as a condition to such consent the payment by any Borrower or their respective Subsidiaries of any fee, other amount or other additional consideration (or the acceleration of the date for payment of any existing fee, other amount or other consideration) to any of the holders of the Other Designated Indebtedness.

Section 5.Representations of the Borrowers. Each of the Borrowers represents and warrants to the Administrative Agent and the Lenders as follows:

(a) It has taken all necessary action to authorize the execution, delivery and performance of this Agreement and any other documents delivered by it in connection herewith.

(b) This Agreement has been duly executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable in accordance with its terms, except as such enforceability may be subject to (i) bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting creditors' rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).

(c) No consent, approval, authorization or order of, or filing, registration or qualification with, any court or governmental authority or third party is required in connection with the execution, delivery or performance by it of this Agreement.

(d) The execution and delivery of this Agreement or any other document delivered by it in connection herewith does not (i) violate, contravene or conflict with any provision of its organization documents or (ii) materially violate, contravene or conflict with any laws applicable to it.

(e) After giving effect to this Agreement, (i) the representations and warranties of the Borrowers set forth in the Credit Agreement and in each other Credit Document are true, accurate and complete in all material respects on and as of the date hereof to the same extent as though made on and as of such date except to the extent such representations and warranties specifically relate to an earlier date and (ii) no event has occurred and is continuing which constitutes a Default or Event of Default.

Section 6.Miscellaneous.

(a) The Credit Agreement and the obligations of the Borrowers thereunder and under the other Credit Documents, as modified hereby, are hereby ratified and confirmed and shall remain in full force and effect according to their terms. This Agreement shall constitute a Credit Document.

(b) Each Borrower (a) acknowledges and consents to all of the terms and conditions of this Agreement, (b) affirms all of its obligations under the Credit Documents as modified hereby and (c) agrees that this Agreement and all documents executed in connection herewith do not operate to reduce or discharge its obligations under the Credit Agreement or the other Credit Documents except as expressly set forth herein.

(c) Each of the Borrowers, on behalf of its respective directors, officers, shareholders, employees, attorneys, successors, assigns and representatives, hereby releases the Administrative Agent, the Collateral Agent and each Lender and their respective affiliates, directors, officers, shareholders, employees, attorneys, consultants, successors and assigns and representatives (collectively, the "Released Parties") from the following, whether arising from or in connection with any of the Obligations, this Agreement or any of the Credit Documents or otherwise prior to the Effective Date: (i) damages, claims, liabilities, causes of action, contracts, or controversies of any type, kind, nature, description or character; (ii) breaches of contract or duty of any other type of relationship; (iii) acts or omissions, misfeasance or malfeasance; and (iv) commitments or promises of any type made prior to the date hereof (the matters described in the preceding clauses (i) through (iv) being referred to collectively as the "Claims"), whether or not the Claims are liquidated or unliquidated, which in any way arise out of, or relate to, the Credit Documents or any failure of any of the Released Parties to honor any prior commitment or any documents, agreements or other instruments in any way related to the Credit Documents.

(d) This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. Delivery of an executed counterpart of this Agreement by telecopy shall be effective as an original and shall constitute a representation that an executed original shall be delivered.

(e) THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

[Signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

BORROWERS:

INTERNATIONAL SHIPHOLDING CORPORATION

By: /s/ David B. Drake

Name: David B. Drake

Title: Vice President – Treasurer

ENTERPRISE SHIP COMPANY, INC.

By: /s/ David B. Drake

Name: David B. Drake

Title: Vice President – Treasurer

SULPHUR CARRIERS, INC.

By: /s/ David B. Drake

Name: David B. Drake

Title: Vice President – Treasurer

CG RAILWAY, INC.

By: /s/ David B. Drake

Name: David B. Drake

Title: Vice President – Treasurer

CENTRAL GULF LINES, INC.

By: /s/ David B. Drake

Name: David B. Drake

Title: Vice President – Treasurer

WATERMAN STEAMSHIP CORPORATION

By: /s/ David B. Drake

Name: David B. Drake

Title: Vice President – Treasurer

COASTAL CARRIERS, INC.

By: /s/ David B. Drake

Name: David B. Drake

Title: Vice President – Treasurer

N.W. JOHNSEN & CO., INC.

By: /s/ David B. Drake

Name: David B. Drake

Title: Vice President – Treasurer

LMS SHIPMANAGEMENT, INC.

By: /s/ David B. Drake

Name: David B. Drake

Title: Vice President – Treasurer

U.S. UNITED OCEAN SERVICES, LLC.

By: Coastal Carriers, Inc., its sole member

By: /s/ David B. Drake

Name: David B. Drake

Title: Vice President – Treasurer

MARY ANN HUDSON, LLC

By: U.S. United Ocean Services, LLC, its sole member

By: Coastal Carriers, Inc., its sole member

By: /s/ David B. Drake

Name: David B. Drake

Title: Vice President – Treasurer

SHEILA MCDEVITT, LLC

By: U.S. United Ocean Services, LLC, its sole member

By: Coastal Carriers, Inc., its sole member

By: /s/ David B. Drake

Name: David B. Drake

Title: Vice President – Treasurer

TOWER, LLC

By: /s/ David B. Drake

Name: David B. Drake

Title: Authorized Representative

FRASCATI SHOPS, INC.

By: /s/ David B. Drake

Name: David B. Drake

Title: Vice President – Treasurer

ADMINISTRATIVE AGENT

AND COLLATERAL AGENT:

REGIONS BANK, as Administrative Agent and Collateral Agent

By: /s/ N. Ronald Downey, III

Name: N. Ronald Downey, III

Title: Senior Vice President

LENDERS:

REGIONS BANK, as a Lender

By: /s/ N. Ronald Downey, III

Name: N. Ronald Downey, III

Title: Senior Vice President

BRANCH BANKING AND TRUST COMPANY, as a Lender

By: /s/ Mary McElwain

Name: Mary McElwain

Title: Senior Vice President